 \
Statement of Additional Information Supplement dated June 21, 2011
The purpose of this mailing is to provide you with changes to the current Statement of Additional Information for Cash Management, Corporate, Institutional, Personal Investment, Private Investment, Reserve and Resource Class shares of the Portfolios listed below:

Liquid Assets Portfolio	Government & Agency Portfolio
STIC Prime Portfolio	Government TaxAdvantage Portfolio
Treasury Portfolio	Tax-Free Cash Reserve Portfolio
The following information replaces in its entirety the first and second paragraphs under the heading “DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS — Tax Matters — Foreign Shareholders — U.S. withholding tax at the source” on page 57 of the Statement of Additional Information.
     “U.S. withholding tax at the source. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions to such shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution, subject to certain exemptions including those for dividends reported by the Fund to shareholders as:
     • exempt-interest dividends paid by the Fund from its net interest income earned on municipal securities;
     • capital gain dividends paid by the Fund from its net long-term capital gains (other than those from disposition of a U.S. real property interest), unless you are a nonresident alien present in the United States for a period or periods aggregating 183 days or more during the calendar year; and
     • with respect to taxable years of the Fund beginning before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gains dividends. Only Treasury Portfolio and Government & Agency Portfolio intend to report to shareholders interest-related dividends and short-term capital gains dividends that qualify for this exemption.
     Notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28%, if you fail to properly certify that you are not a U.S. person.”